UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2014

DESTINATION MATERNITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-21196	13-3045573
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

456 North 5th Street Philadelphia, Pennsylvania	19123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(215) 873-2200

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 2, 2014, Destination Maternity Corporation issued an announcement (the “Announcement”) pursuant to Rule 2.4 of the U.K. City Code on Takeovers and Mergers disclosing, among other things, that it has previously submitted two non-binding written proposals to Mothercare plc about a possible combination of the two companies. A copy of the Announcement is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits

(d)	The following exhibit is being furnished with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Rule 2.4 Announcement, dated July 2, 2014.

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

DESTINATION MATERNITY CORPORATION

By:	/s/ Judd P. Tirnauer
Judd P. Tirnauer
Executive Vice President & Chief Financial Officer

Dated: July 2, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Rule 2.4 Announcement, dated July 2, 2014.

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